UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
SWEETGREEN, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41069	27-1159215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3102 36th Street Los Angeles, CA	90018
(Address of Principal Executive Offices)	(Zip Code)
(323) 990-7040
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2025, Sweetgreen, Inc. (the “Company”) virtually held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the nine nominees for director, (2) ratified the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 28, 2025, and (3) approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”). A more complete description of each proposal is set forth in the Proxy Statement. The final results with respect to each proposal are set forth below.

Proposal 1. The stockholders elected each of the nine nominees named below to serve as directors until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHOLD	BROKER NON-VOTES
Neil Blumenthal	192,641,831	1,293,797	13,703,787
Julie Bornstein	174,875,143	19,060,485	13,703,787
Cliff Burrows	192,447,828	1,487,800	13,703,787
Nicolas Jammet	182,234,884	11,700,744	13,703,787
Montgomery Moran	192,931,948	1,003,680	13,703,787
Jonathan Neman	182,706,212	11,229,416	13,703,787
Dawn Ostroff	193,633,544	302,084	13,703,787
Nathaniel Ru	179,755,921	14,179,707	13,703,787
Bradley Singer	192,676,149	1,259,479	13,703,787

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
207,310,998	227,138	101,279	0

Proposal 3. The stockholders approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
192,140,063	826,328	969,237	13,703,787

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETGREEN, INC.

Dated: June 17, 2025	By:	/s/ Mitch Reback
Mitch Reback
Chief Financial Officer